Exhibit 10.1

FIFTH AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

This Fifth Amendment to Revolving Credit and Term Loan Agreement is dated as of September 5, 2007, between XETA TECHNOLOGIES, INC., an Oklahoma corporation (“Borrower”), and BANK OF OKLAHOMA, N.A. (“Bank”).

RECITALS

A.            Reference is made to the Revolving Credit and Term Loan Agreement dated as of October 1, 2003, and amended June 7, 2004, September 30, 2005, December 21, 2005, and September 28, 2006 (as amended, the “Credit Agreement”) between Borrower and Bank, pursuant to which currently exists:  (i) a term loan in the original principal amount of $3,374,734.33 (“Term Loan”), (ii) a real estate loan in the original principal amount of $2,238,333.48 (“Real Estate Loan”), and (iii) a revolving line of credit in the amount of $7,500,000 (“Revolving Line”).  Terms used herein shall have the meanings ascribed to them in the Credit Agreement unless otherwise defined herein.

B.            Borrower has requested that Bank extend the commitment under the Revolving Line to September 23, 2008; and Bank has agreed to accommodate such request, subject to the terms and conditions set forth below.

AGREEMENT

For valuable consideration received, it is agreed as follows:

1.             AMENDMENTS TO THE CREDIT AGREEMENT.  The Credit Agreement is hereby amended as follows:

1.1.          The Revolving Line Note, attached to the Credit Agreement as Schedule “1.49” is hereby replaced by the $7,500,000 Promissory Note in form and content as set forth on Schedule “1.1” attached hereto (“Renewal Note”).

1.2.          Section 1.53 (Termination Date) is hereby amended to reflect that the date “September 28, 2007” shall now mean and read “September 23, 2008”.

2.             CONDITIONS PRECEDENT.  Borrower shall deliver to Bank at or before closing:

2.1.          This Amendment and all schedules hereto;

2.2.          The Renewal Note; and

2.3.          Any other instruments, documents or agreements reasonably requested by Bank in connection herewith.

3.             Borrower Ratification.  Borrower hereby ratifies and confirms the Credit Agreement, Security Agreement and all other instruments, documents and agreements executed by Borrower in connection with the Credit Agreement, and acknowledges and agrees that they remain in full force and effect, binding and enforceable against the Borrower in accordance with their terms.

4.             Representations.  Borrower represents and warrants that (i) no Event of Default exists under the Credit Agreement or any instruments, documents or agreements executed by Borrower in connection therewith (collectively, the “Loan Documents”), and (ii) all representations and warranties made in the Loan Documents remain true and correct as of the date hereof.  Borrower further represents and warrants that all authority documents delivered to Bank in connection with the Credit Agreement remain in full force and effect and have not been modified or changed whatsoever.

5.             Governing Law and Binding Effect.  This document shall be governed by and construed in accordance with the laws of the State of Oklahoma, and shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

6.             No Change.  Except as expressly amended hereby, the Credit Agreement, and all instruments, documents and agreements executed and/or delivered by Borrower to Bank in connection therewith, shall remain in full force and effect and unchanged.

7.             Costs, Expenses and Fees.  Borrower agrees to pay all costs, expenses and fees incurred by Bank or otherwise in connection herewith, including, without limitation, all reasonable attorney fees, costs and expenses of Riggs, Abney, Neal, Turpen, Orbison & Lewis.

8.             Multiple Counterparts.  This Amendment may be executed in multiple counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

“Borrower”

XETA TECHNOLOGIES, INC.

By	/s/ Robert B. Wagner
Robert B. Wagner, Chief Financial Officer

“Bank”

BANK OF OKLAHOMA, N.A.

By	/s/ David Lamb
David Lamb, Senior Vice President

Schedule “1.1”

(Renewal Note)